Exhibit 4.2

NUMBER

GEO

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX



COMMON STOCK

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

The GEO Group, Inc.

THIS CERTIFICATE THAT

CUSIP 36162J 10 6

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT EACH OF THE COMMON STOCK OF

The GEO Group, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

CERTIFICATE OF STOCK

THE GEO GROUP, INC. CORPORATE SEAL 1988 FLORIDA

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INC.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SECRETARY

CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND FOUNDER

BLUE LINE IS TO SHOW TRIM ONLY AND WILL NOT PRINT.

ABnote North America 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF: JUNE 25, 2014 THE GEO GROUP, INC. WO- 8738 FACE
SALES: HOLLY GRONER 931-490-7660	OPERATOR: DKS
	NEW

COLORS SELECTED FOR PRINTING: Intaglio, Vignette, Title Line and Underlint prints in PMS 287 Blue. Background Image prints in PMS 287 Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

THE GEO GROUP, INC.

THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO A TRANSFER AGENT OR THE SECRETARY OF THE CORPORATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY AND OWNERSHIP THAT ARE SPECIFIED IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION. THE CORPORATION WILL FURNISH A FULL STATEMENT DESCRIBING THE RESTRICTIONS ON TRANSFERABILITY AND OWNERSHIP TO THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE ON REQUEST AND WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

TEN ENT

JT TEN

as tenants in common as tenants by the entireties

as joint tenants with right of

survivorship and not as tenants in common

UNIF GIFT MIN ACT – Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT

MUST CORRESPOND WITH THE

NAME(S) AS WRITTEN UPON THE FACE

OF THE CERTIFICATE IN EVERY PARTICULAR

WITHOUT ALTERATION OR

ENLARGEMENT OR ANY CHANGE

WHATEVER.

(SIGNATURE

(SIGNATURE

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN “ELIGIBLE GUARANTOR INSTITUTION” AS

DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SIGNATURE(S) GUARANTEED BY:

ABnote North America

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

HOLLY GRONER 931-490-7660

PROOF OF: JUNE 26, 2013

THE GEO GROUP, INC.

WO- 8738 BACK

OPERATOR: DKS

REV.1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF